                                                                   EXHIBIT 10.13

                            SUBORDINATION AGREEMENT


     This Agreement, dated as of November 13, 1998, is entered into by and between each of CONSOLIDATION COAL COMPANY (the "Borrower"), CONSOL ENERGY INC.
                                                 --------
("CEI"), CONSOL INC. ("CI"), CONSOLIDATION COAL SALES COMPANY ("CCSC"), CONSOL
  ---                  --                                       ----
OF CANADA INC., ("CAN") CONSOL PENNSYLVANIA COAL COMPANY ("CPCC"), CONSOL SALES
                  ---                                      ----
COMPANY ("CSC"), EIGHTY-FOUR MINING COMPANY ("EFMC"), FAIRMONT SUPPLY COMPANY
          ---                                 ----
("FSC"), HELVETIA COAL COMPANY ("HCC"), ISLAND CREEK COAL COMPANY ("ICC"),
  ---                            ---                                ---
KEYSTONE COAL MINING CORPORATION ("KCMC"), LAUREL RUN MINING COMPANY ("LRMC"),
                                   ----                                ----
McELROY COAL COMPANY, ("MCC"), NEW CENTURY HOLDINGS, INC., ("NCH"), NINEVEH COAL
                        ---                                  ---
COMPANY ("NCC") and ROCHESTER & PITTSBURGH COAL COMPANY ("R&P"); the Borrower,
          ---                                             ---
CEI, CI, CCSC, CAN, CPCC, CSC, EFMC, FSC, HCC, ICC, KCMC, LRMC, MCC, NCH, NCC and R&P are collectively referred to herein as the "Subordinated Lenders") for
                                                    --------------------
the benefit of THE FIRST NATIONAL BANK OF CHICAGO under the Loan Agreement referred to below, (together with its respective successors and assigns, the "Bank");
 ----

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Borrower and the Bank have entered into a Senior Revolving Loan Agreement, dated as of November 13, 1998, (as the same may at any time be amended or modified and in effect, the "Loan Agreement"), pursuant to which,
                                        --------------
among other things, the Bank has agreed to extend credit to the Borrower;

     WHEREAS, each of the Subordinated Lenders acknowledges that the loans and other extensions of financial accommodations or credit to the Borrower and the Bank pursuant to the Loan Agreement is of value to the Subordinated Lenders;

     WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Loan Agreement;

     NOW, THEREFORE, to induce the Bank to enter into the Loan Agreement, and for other valuable consideration, receipt whereof is hereby acknowledged, each of the Subordinated Lenders hereby agrees as follows:

     SECTION 1.  Definitions.  All claims by or belonging to any Person against
                 -----------
the Borrower, either Guarantor, CCSC, CPCC, CSC, EFMC, FSC, HCC, NCC, ICC, KCMC, LRMC, MCC, NCH, NCC AND R&P and any other Person that from time to time is a Significant Subsidiary (individually, a "Debtor" and collectively, the
                                         ------
"Debtors"), howsoever created, arising or evidenced, whether direct or indirect,
 -------
absolute or contingent or now or hereafter existing, are hereinafter called the "Claims". All Claims of the Bank under the Loan Agreement, the Notes and each other Loan Document are hereinafter called the "Senior Claims", and all Claims of each of the Subordinated Lenders are hereinafter called the "Junior Claims"; it being expressly understood and agreed that the term "Senior Claims", as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Claims after the commencement of any suits or proceedings referred to in Section 5, notwithstanding any provision or rule of law which might
      ---------
restrict the rights of the Bank, as against any of the Debtors or anyone else, to collect such interest.

     SECTION 2.  Notice of Junior Liabilities, etc. any time when a Default
                 ----------------------------------
shall be existing, each of the Subordinated Lenders will promptly notify the Bank of the creation of any Junior Claims and of the issuance of any promissory note or other instrument of any of the Debtors to evidence any Junior Claims.

     SECTION 3.  Subordination.  Except as expressly provided in Section 4 of
                 -------------
this Agreement, the payment of all Junior Claims shall be postponed and subordinated to the payment in full of all Senior Claims, and each Subordinated Lender agrees not to seek to collect any amounts owing to it by any of the Debtors under or in connection with any settlement of any Junior Claim or any judgment entered in favor of any or all Claimants with respect to a Junior Claim, or to seek to obtain any other distributions in money or property or of any other kind whatsoever in respect of any Junior Claims, nor shall any property or assets of any of the Debtors be applied to the purchase or other acquisition or retirement of any Junior Claims.

     SECTION 4.  Permitted Payments.  Provided that both before and after giving
                 ------------------
effect to any such payment, no Default shall have occurred and be continuing, notwithstanding Section 3 above, any of the Debtors may pay to the Subordinated Lenders, and the Subordinated Lenders may accept from such Debtors, any payments of principal and interest on all Junior Claims. In the event that a Default shall be existing, none of the Subordinated Lenders shall ask, demand, take or receive from any Debtor by setoff or in any other manner any payment in respect of any Junior Claims until such Default ceases to exist or all Senior Claims shall have been fully paid in cash and performed and all of the Commitments shall have been terminated.

     SECTION 5.  Bankruptcy, Insolvency, etc.  In the event of any dissolution,
                 ---------------------------
winding up, liquidation, readjustment, reorganization or other similar proceedings relating to (a) any Debtor or (b) the respective assets or properties of any Debtor, whether such proceeding or proceedings are voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Debtor or any sale of all or substantially all of the assets of any Debtor, or otherwise, the Subordinated Lenders hereby acknowledge and agree that the Senior Claims shall first be paid in full before any Subordinated Lender shall be entitled to receive and/or to retain any payment or distribution in respect of any of the Junior Claims. In order to implement the foregoing, (i) all payments and distributions of any kind or character in respect of any of the Junior Claims to which any Subordinated Lender would be entitled if the Junior Claims were not subordinated pursuant to this Agreement shall be made directly to the Bank, (ii) each Subordinated Lender shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Claims, if any, by or belonging to such Subordinated Lender, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Bank, and (iii) each Subordinated Lender hereby irrevocably agrees that, if such Subordinated Lender shall fail to file any such claim referred to in the preceding clause (ii), the Bank may, at its sole discretion, in the name of each Subordinated Lender or otherwise, demand, sue for, collect, receive and accept receipt for any and all such payments or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of each Subordinated Lender relating to the Junior Claims.

     SECTION 6.  Payments Held in Trust.  In the event that any Subordinated
                 ----------------------
Lender receives any payment or other distribution of any kind or character from any source whatsoever in respect of any of the Junior Claims, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank, and each Subordinated Lender shall promptly turn over any such payment or distribution to the Bank. Each of the Subordinated Lenders will keep, and cause each Debtor to keep, this Agreement with and as part of its respective books and records, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Claims a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. Each of the Subordinated Lenders will execute such further documents or instruments and take such further action as the Bank may from time to time reasonably request to carry out the intent of this Agreement.

     SECTION 7.   Application of Payments, No Subrogation.  All payments and
                  ---------------------------------------
distributions received by the Bank in respect of the Junior Claims, to the extent received in or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including attorneys' fees and legal expenses) paid or incurred by the Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Senior Claims or the Junior Claims or any security therefor, and any balance thereof may, solely as between each of the Subordinated Lenders and the Bank, be applied by the Bank in such order of application as the Bank, in its sole discretion, may elect from time to time, toward the payment of the Senior Claims remaining unpaid; provided,
                                                                ---------
however, as among the Debtors on the one hand and each of the Subordinated
-------
Lenders on the other hand, and their respective creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Claims. Notwithstanding any such payments or distributions received by the Bank in respect of the Senior Claims or the Junior Claims, which payments or distributions are applied by the Bank toward the payment of the Senior Claims, each of the Subordinated Lenders shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Claims only at such time as this Agreement shall have been discontinued and the Bank shall have received payment of the full amount of the Senior Claims.

     SECTION 8.   Waivers by the Subordinated Lenders.  Each of the Subordinated
                  -----------------------------------
Lenders hereby waives: (a) notice of acceptance by the Bank of this Agreement;
(b) notice of the existence or creation or non-payment of all or any of the Claims; and (c) all diligence in collection or protection of or realization upon the Claims or any thereof or any security therefor.

     SECTION 9.   Obligations of the Subordinated Lenders.  None of the
                  ---------------------------------------
Subordinated Lenders will, without the Bank's prior written consent: (a) after the occurrence of and during the continuation of a Default, cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, any Junior Claims or any rights in respect thereof; (b) take any collateral security for any Junior Claims or subordinate any Junior Claims or any rights in respect thereof to any Claims other than Senior Claims; or (c) after the occurrence of and during the continuation of a Default, convert any Junior Claims into stock of any Debtor.

     SECTION 10.  Continuing Subordination.  This Agreement shall in all
                  ------------------------
respects be a continuing agreement and shall remain in full force and effect, notwithstanding, without limitation, the dissolution or insolvency of the Borrower, any Debtor or any of the Subordinated Lenders. All of the agreements and obligations of each of the Subordinated Lenders under this Agreement shall remain in effect in full until all such Senior Claims (including without limitation any extensions, renewals or refinancings of any thereof and all interest and expenses relating to such Senior Claims) shall have been finally paid in cash in full and all of the Commitments shall have been terminated (subject to reinstatement if any such Senior Claims shall thereafter cease to have been paid in full in cash).

     SECTION 11.  Representations and Warranties.  Each of the Subordinated
                  ------------------------------
Lenders represents and warrants unto the Bank as set forth below.

     a. Each of the Subordinated Lenders is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation.

     b. The execution, delivery and performance by each of the Subordinated Lenders of this Agreement are within their respective corporate powers, have been duly authorized by all necessary corporate action of each such Subordinated Lender (including, without limitation, stockholder approval), have received all necessary governmental approvals (if any shall be required) and other consents or approvals and do not and will not contravene or conflict with, or create a lien under, (i) any provision of law, (ii) the constituent documents of such Subordinated Lender, (iii), any court or administrative decree applicable to such Subordinated Lender or (iv) any contractual restriction binding upon such Subordinated Lender.

     c. This Agreement has been duly executed and delivered by each of the Subordinated Lenders, and is the legal, valid and binding obligation of each of the Subordinated Lenders enforceable against such Subordinated Lender in accordance with its terms, subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar laws at the time in effect affecting the enforceability of the rights of creditors generally, and by general equitable principles.

     SECTION 12.  Rights of the Bank.  The Bank may, from time to time, at its
                  ------------------
sole discretion and without notice to any or all of the Subordinated Lenders, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Claims, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Claims, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Claims, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Claims, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Claims, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

     SECTION 13.  Transfer of Senior Liabilities.  The Bank may, from time to
                  ------------------------------
time, without notice to any or all of the Subordinated Lenders, assign or transfer any or all of the Senior Claims or any interest therein. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer of any Senior Claims, such Senior Claims shall be and remain Senior Claims for the purpose of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Claims or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Claims, 5 be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Bank.

     SECTION 14.  Miscellaneous.  The Bank shall not be prejudiced in its rights
                  -------------
under this Agreement by any act or failure to act of any or all of the Subordinated Lenders or by any noncompliance of any or all of the Subordinated Lenders with any agreement or obligation, regardless of any knowledge thereof which the Bank may have or with which the Bank may be charged. No action of the Lender permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of each of the Subordinated Lenders under this Agreement. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Bank unless such modification or waiver is expressly set forth in a writing duly signed and delivered on behalf of the Bank. For purposes of this Agreement, the Senior Claims shall include all obligations of each Debtor to the Bank, notwithstanding any right or power of any Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Subordinated Lenders hereunder.

     SECTION 15.  Successors and Assigns.  This Agreement shall be binding
                  ----------------------
upon each of the Subordinated Lenders and upon the legal representatives, successors and assigns of each of the Subordinated Lenders, whether immediate or remote. The term "Subordinated Lenders" as used herein shall mean all of the Subordinated Lenders and each of them obligated hereunder.

     SECTION 16.  Governing Law.  This Agreement shall be construed in
                  -------------
accordance with and governed by the internal laws of the State of New York, without regard to principles of conflicts of law. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 17.  Waiver of Jury Trial; Submission to Jurisdiction.  waives any
                  ------------------------------------------------
right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement or arising from or relating to any banking relationship existing in connection with this Agreement or otherwise between each of the Subordinated Lenders, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

     Each of the Subordinated Lenders hereby agrees that any judicial proceedings brought against such Subordinated Lender with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and by the execution and delivery of this Agreement, each Subordinated Lender accepts the nonexclusive jurisdiction of the aforesaid courts. Service of process may be made by any means authorized by federal law or the law of New York. A copy of such process so served shall be mailed by registered mail to such Subordinated Lender at its address set forth opposite its nature or the signature page hereto or at such other address as may be designated by such Subordinated Lender in a notice to the Bank.

     Nothing in this paragraph 17 shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against any of the Subordinated Lenders or their respective property in the courts of any other jurisdictions.

     SECTION 18.  Severability.  Wherever possible, each provision of this
                  ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions to this Agreement.

     SECTION 19.  Section Titles.  The section tiles contained in this Agreement
                  --------------
are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been made and delivered at as of the date and year first written above.

CONSOLIDATION COAL SALES COMPANY


By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact

CONSOL PENNSYLVANIA COAL COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


CONSOL SALES COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


EIGHTY-FOUR MINING COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


FAIRMONT SUPPLY COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


HELVETICA COAL COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


ISLAND CREEK COAL COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact

KEYSTONE COAL MINING CORPORATION



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


LAUREL RUN MINING COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


McELROY COAL COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


NEW CENTURY HOLDINGS, INC.



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


NINEVEH COAL COMPANY



By: /s/ Karen L. Zemba
   ----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact

                         ACKNOWLEDGEMENT AND AGREEMENT

     Each of the undersigned acknowledges receipt of a copy of the foregoing Subordination Agreement, waives notice of acceptance thereof by THE FIRST NATIONAL BANK OF CHICAGO ("Bank") or any holder of any of the Senior Claims, and agrees to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. Each of the undersigned acknowledges that (i) such Subordination Agreement is solely for the benefit of the Bank and the other holders of the Senior Claims from time to time, and that none of the undersigned requires any rights by virtue thereof, and the terms of the Subordination Agreement may be amended from time Lo time to alter the relative rights or obligations of the Bank and the other holders of the Senior Claims and the holders of the Junior Claims without the consent of any of the undersigned.

     IN WITNESS WHEREOF, this Acknowledgment and Agreement has been made and delivered as of the 13th day of November, 1996.

CONSOLIDATION COAL SALES COMPANY


   /s/ Karen L. Zemba
By:------------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


CONSOL PENNSYLVANIA COAL COMPANY


    /s/ Karen L. Zemba
By:------------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


CONSOL SALES COMPANY


    /s/ Karen L. Zemba
By:----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


EIGHTY-FOUR MINING COMPANY


   /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact

FAIRMONT SUPPLY COMPANY


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


HELVETICA COAL COMPANY


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


ISLAND CREEK COAL COMPANY


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


KEYSTONE COAL MINING CORPORATION


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


LAUREL RUN MINING COMPANY


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


McELROY COAL COMPANY


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact

NEW CENTURY HOLDINGS, INC.


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact


NINEVEH COAL COMPANY


    /s/ Karen L. Zemba
By:-----------------------------
   Karen L. Zemba, Vice
   President & Treasurer of
   CONSOL Inc, Attorney-in-Fact

                           SCHEDULE TO EXHIBIT 10.13


     In addition, to Exhibit 10.13, Consolidation Coal Company executed a Subordination Agreement with each of the following banks, all of which are substantially identical to Exhibit 10.13 in all material respects:

     The First Union National Bank

     Bank of America National Trust and Savings Association